UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  October 1, 2004


                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


             0-16090                             87-0447375
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     (Commission File Number)          (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas                 76102
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    (Address of Principal Executive Offices)                  (Zip Code)


                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

      Effective October 1, 2004, American Hallmark Insurance Company of Texas ("Hallmark"), a wholly-owned subsidiary of the Registrant, entered into a new Quota Share Reinsurance Agreement with Old American County Mutual Fire Insurance Company ("OACM") pursuant to which Hallmark will assume the reinsurance of 100% of the Texas non-standard automobile policies produced by another wholly-owned subsidiary of the Registrant, American Hallmark General Agency, Inc. ("AHGA"), and underwritten by OACM. The new agreement supersedes a similar agreement between the parties effective April 1, 2003, pursuant to which Hallmark reinsured 45% of the Texas non-standard automobile policies produced by AHGA and underwritten by OACM. Other than the increase of the quota share from 45% to 100%, the terms of the new agreement are not materially changed from the prior agreement.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  October 5, 2004        By: /s/ Mark E. Schwarz
                               -----------------------------------------
                               Mark E. Schwarz, Chief Executive Officer


 Date:  October 5, 2004        By: /s/ Mark J. Morrison
                               -----------------------------------------
                               Mark J. Morrison, Chief Financial Officer